EXHIBIT 10.20(c)


CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MARKING SUCH PORTIONS WITH ASTERISKS (THE "MARK"). THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT.


THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                         OPTION TO PURCHASE COMMON STOCK

                                       OF

                                SKINMEDICA, INC.

                           VOID AFTER OCTOBER 5, 2005

     This Option is issued to Advanced Tissue Sciences, Inc., or its registered assigns ("Holder"), by SKINMEDICA, INC. a California corporation (the "Company"), on October 5, 2000 or such later date as the Company has satisfied applicable corporate securities laws and regulations but no later than December 31, 2000 (the "Option Issue Date"). This Option is issued in consideration of Holder's entering into the License and Supply Agreement with the Company of even date herewith (the "License and Supply Agreement").

     1. Purchase Shares. Subject to the terms and conditions hereinafter set
        ---------------
forth, the Holder is entitled, upon surrender of this Option at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company up to [**
                 ] fully paid and nonassessable shares of Common Stock of the Company, no par value per share (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 8 hereof.

     2. Exercise Price. The purchase price for the Shares shall be [**
        --------------
                          ] per share, as adjusted from time to time pursuant to
Section 8 hereof (the "Exercise Price"). It is acknowledged that the Exercise Price is based on negotiated terms and is not intended to reflect the current fair market value of the Common Stock.

     3. Exercise Period. This Option shall be exercisable, in whole or in part,
        ---------------
during the term commencing on the Option Issue Date and ending at 5:00 p.m. California time on October 5, 2005 (the "Exercise Period"), subject to the other restrictions set forth in this Section 3.

     In the event the Holder defaults on the License and Supply Agreement prior to the expiration of the Exercise Period, and if Holder fails to cure such default within thirty (30) receipt of written notice of such default from the Company, and if the License and Supply Agreement is terminated as a result of such default, then this Option shall terminate on such date of termination of the License and Supply Agreement. In the event Company terminates the License
                                  -------------------------------------------
and Supply Agreement under Section 7.2, then this Option shall also terminate.
-----------------------------------------------------------------------------

     4. Method of Exercise. While this Option remains outstanding and
        ------------------
exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

        (a) the surrender of the Option, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

        (b) the payment to the Company of cash equal to the aggregate Exercise Price for the number of Shares being purchased.

     5. Net Exercise. Upon the occurrence of (a) the closing of the issuance and
        ------------
sale of shares of Common Stock of the Company in the Company's first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "IPO"), or (b) the acquisition of all or substantially all of the Company's stock or its assets or business, then in lieu of exercising this Option pursuant to Section 4, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of the "spread" on the Shares (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with the Notice of Exercise, in which event the Company shall issue to the holder hereof a number of shares of Common Stock computed using the following formula:

                                    Y (A - B)
                                    ---------
                               X =      A

     Where:    X = The number of shares of Common Stock to be issued to the
                   Holder pursuant to this net exercise;

               Y = The number of Shares in respect of which the net issue election is made;

               A = The fair market value of one share of the Common Stock at the time the net issue election is made;

               B = The Exercise Price (as adjusted to the date of the net issuance).

For purposes of this Section 5, the fair market value of one share of Common Stock as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through The Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the five (5) day period ending one (1) day prior to the net exercise election; (ii) if traded over-the-counter but not on the Nasdaq National Market, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the five (5) day period ending one
(1) day prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company; provided, that, if the Option is being exercised upon the closing of the Company's IPO, the value will be the initial "Price to Public" of one share of such Common Stock specified in the final prospectus with respect to such offering.

     6. Certificates for Shares. Upon the exercise of the purchase rights
        -----------------------
evidenced by this Option, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within ten (10) days of the delivery of the Notice of Exercise.

     7. Issuance of Shares. The Company covenants that the Shares, when issued
        ------------------
pursuant to the exercise of this Option, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

     8. Adjustment of Exercise Price and Number of Shares. The number of and
        -------------------------------------------------
kind of securities purchasable upon exercise of this Option and the Exercise Price shall be subject to adjustment from time to time as follows:


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


        (a) Adjustments to Exercise Price for Stock Dividends and for
            ---------------------------------------------------------
Combinations or Subdivisions of Common Stock. In the event that this Company at
--------------------------------------------
any time or from time to time after the Option Issue Date shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the number of options and the Exercise Price in effect
                 ----------------------------------
immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that this Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

        (b) Notice of Adjustment. When any adjustment is required to be made in
            --------------------
the number or kind of shares purchasable upon exercise of the Option, or in the Option Price, the Company shall promptly notify the holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Option.

     9. No Fractional Shares or Scrip. No fractional shares or scrip
        -----------------------------
representing fractional shares shall be issued upon the exercise of this Option, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

     10. No Shareholder Rights. Prior to exercise of this Option, the Holder
         ---------------------
shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the Notices required under this Option.

     11. Transfers of Option. Subject to compliance with applicable federal and
         -------------------
state securities laws, this Option and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company and the Company's consent thereto in writing prior to any such transfer which consent shall not be unreasonably withheld. The transfer shall be recorded on the books of the Company upon the surrender of this Option, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new options.

     12. Successors and Assigns. The terms and provisions of this Option and the
         ----------------------
Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns.

     13. Amendments and Waivers. Any term of this Option may be amended and the
         ----------------------
observance of any term of this Option may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

     14. Notices. All notices required under this Option and shall be deemed to
         -------
have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; or (iii) one day after


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


being sent, when sent by professional overnight courier service. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

     15. Investor Rights Agreement. The Holder and the Company are entering into
         -------------------------
the Investor Rights Agreement of even date herewith, which provides for, among other things, Holder's right to require registration of the Shares issuable hereunder.

     16. Captions. The section and subsection headings of this Option are
         --------
inserted for convenience only and shall not constitute a part of this Option in construing or interpreting any provision hereof.

     17. Governing Law. This Option shall be governed by the laws of the State
         -------------
of California as applied to agreements among California residents made and to be performed entirely within the State of California.

     18. Investment Intent. By acceptance of this Option, the Holder represents
         -----------------
that it is acquiring this Option, and would acquire the underlying Shares, for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

     IN WITNESS WHEREOF, the Company has caused this Option to be executed by an officer thereunto duly authorized.

                                          SKINMEDICA, INC.

                                          By:  /s/ Thomas V. Compton
                                              ---------------------------------

                                          Title: CEO
                                                -------------------------------

                                          Print Name:  Thomas V. Compton
                                                      -------------------------



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

                               NOTICE OF EXERCISE
                               ------------------

To:  [SKINMEDICA]

              The undersigned hereby elects to [check applicable subsection]:

________      (a)   Purchase _________________ shares of Common Stock of
                    SkinMedica, Inc., pursuant to the terms of the attached
                    Option and payment of the Exercise Price per share required under such Option accompanies this notice;

              OR

________      (b)   Exercise the attached Option for [all of the shares]
                    [________ of the shares] [cross out inapplicable phrase] purchasable under the Option pursuant to the net exercise provisions of Section 6 of such Option.

              The undersigned hereby represents and options that the undersigned is acquiring such shares for his own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                            OPTIONHOLDER:

                                            ---------------------------------


                                             By:
                                                -----------------------------
                                             Its:
                                                 ----------------------------
                                             Name:
                                                  ---------------------------

                                   Address:
                                            ---------------------------------
                                            ---------------------------------

Date:
     -----------------------

Name in which the shares should be registered:

---------------------------------------------


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